UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2022

Stem Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55751	61-1794883
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2201 NW Corporate Blvd, Suite 205 Boca Raton, FL 33431	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 237-2931

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock par value $0.001	STMH	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07	Item 5.07 Submission of Matters to a Vote of Security Holders

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 5.07 Submission of Matters to a Vote of Security Holders

Stem Holdings, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders on December 28, 2022. There were 226,548,835 outstanding shares eligible to vote as of the record date for the 2022 Annual Meeting and 73,296,569 shares were present either in person or by proxy at the meeting (which represented 32.35% of the issued and outstanding shares eligible to vote), which constituted a quorum present in person or proxy at the meeting.

At the meeting, the following actions were taken:

(i) Election of Directors. The Company’s shareholders elected three directors to the Company’s Board of Directors for terms expiring at the Annual Meeting in the year 2023. The directors elected, as well as the number of votes cast for and votes withheld for each individual, are set forth below:

Nominee	Votes For	% Voted For	Withheld	% Withheld

Matthew Cohen	37,272,481	91.10%	3,642,615	8.90%
Robert Diener	37,142,798	90.78%	3,772,298	9.22%
Roger Rai	37,248,149	91.04%	3,666,947	8.96%

(ii) Appointment of Auditor. The Company’s shareholders approved a proposal to ratify the Audit Committee’s appointment of LJ Soldinger LLC as the Company’s independent registered public accounting firm for the year ending September 30, 2022, with the following votes:

Amount
Votes for approval:	67,453,636
Votes against:	1,718,968
% Voted for approval	97.51%
% Voted against approval:	2.48%
Abstentions:	4,123,965
% Abstentions:	5.62%

(iii) Reverse Split. The Company’s shareholders approved a proposal to authorize a reverse split of the Company’s outstanding Common Shares, at the discretion of the Board of Directors, within a range of one (1) post-split common share for each ten (10) pre-split common shares outstanding on the record date and one hundred (100) pre-split common shares outstanding on the record date, at any time within one (1) year of the approval of the Proposal by the Company’s shareholders, with the following votes:

Amount
Votes for approval:	59,467,350
Votes against:	9,958,083
% Voted for approval	85.65%
% Voted against approval:	14.34%
Abstentions:	3,871,136
% Abstentions:	5.28%

(iv) Advisory, Non-Binding Vote Regarding the Compensation of Our Named Executive Officers. The shareholders approved an advisory, non-binding vote regarding the compensation of our named executive officers. This advisory stockholder vote to approve the compensation of our named executive officers is often referred to as the “say-on-pay vote”, which is not be binding on us, the Board of Directors, or the Compensation Committee. The vote on this matter was as follows:

In favor of the Proposal	33,148,584	(89.38)%

Not in favor of the Proposal	3,935,068	(10.61)%

Abstain	3,831,444	(9.36)%

(v) Advisory, Non-Binding Vote Regarding the Frequency of Future Advisory Votes Regarding the Company’s Executive Compensation. The shareholders approved an advisory, non-binding vote regarding the frequency of future advisory votes regarding the Company’s executive compensation. In this regard, the majority of the shareholders approved the Proposal that this advisory, non-binding vote be held every year. The vote on this matter was as follows:

Every Year	37,074,553	(98.08)%

Every Two Years	18,869	(0.04)%

Every Three Years	703,098	(1.86)%

Abstain	3,118,576.	(7.62)%

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stem Holdings, Inc.

By:	/s/ Matthew Cohen
Name:	Matthew Cohen
Title:	President

Dated: January 12, 2023